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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 13, 2002
                Date of Report (Date of earliest event reported)


                                PMC-SIERRA, INC.
                                ________________

             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                 _______________

                 (State or other jurisdiction of incorporation)


                 0-19084                         94-2925073
              _______________       ___________________________________
             (Commission File)      (IRS Employer Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
                                ________________

                    (Address of Principal Executive Offices)


                                 (408) 239-8000
                                ________________

              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS               Page

                ITEM 9. REGULATION FD DISCLOSURE                  3

                EXHIBIT INDEX                                     3

                SIGNATURE                                         3

                EXHIBIT 99.1                                      4

                EXHIBIT 99.2                                      5



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ITEM 9. REGULATION FD DISCLOSURE

   The Quarterly Report on Form 10-Q for the period ended June 30,2002 filed on August 13, 2002 by PMC-Sierra Inc. was accompanied by certifications by Mr.
Bailey and Mr.  Sullivan  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002.

   A copy of each of the statements and the certifications is attached hereto as an Exhibit (99.1 and 99.2).


                                 EXHIBIT INDEX

99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer)

99.2 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Financial Officer)


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               PMC-SIERRA, INC.
                               (Registrant)


Date:    August 13, 2002       /S/  John W. Sullivan
         ---------------       -------------------------------------------------
                               John W. Sullivan
                               Vice President, Finance (duly authorized officer)
                               Principal Accounting Officer





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                                                                    Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Robert L. Bailey hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. ("PMC"), that, to my knowledge, the Quarterly Report of PMC on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of PMC.


Date: August 13, 2002                   By: /s/ Robert L. Bailey
                                            ------------------------------------
                                            Robert L. Bailey
                                            President, Chief Executive Officer,
                                            and Chairman of the Board








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                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, John W. Sullivan hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of PMC-Sierra, Inc. ("PMC"), that, to my knowledge, the Quarterly Report of PMC on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of PMC.


Date: August 13, 2002                   By: /s/ John W. Sullivan
                                            ------------------------------------
                                            John W. Sullivan
                                            Vice President, Finance
                                            Chief Financial Officer and
                                            Principal Accounting Officer









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